SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 9, 2004
                -----------------------------------------------
                Date of Report (Date of earliest event reported)

                              INNOVA HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware               000-33231            95-4868120
      ---------------------------     ---------           ------------
     (State or other jurisdiction    (Commission         (IRS Employer
          of incorporation)          File Number)      Identification No.)

         17105 San Carlos Blvd., Suite A6151, Fort Myers, Florida 33931
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (239) 466-0488
                          -----------------------------
                         (Registrant's telephone number)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On December 9, 2004, Robotic Workspace Technologies, Inc., a wholly owned subsidiary of Innova Holding, Inc. filed a case in the United States District Court for the Middle District of Florida against ABB, Inc. and ABB Robotics AB. The action alleges misappropriation of trade secrets, breach of contract and breach of the covenant of good faith. The action stems from dealings between the parties in 2002. RWT seeks a trial by jury and an injunction prohibiting continued use of RWT's trade secrets and money damages. It is possible that ABB, Inc. or ABB Robotics AB will counterclaim, although no counterclaims have yet been filed. The action is entitled Robotic Workspace Technologies, Inc. v. ABB, Inc. and ABB Robotics AB, Case No. 2:04-cv-611-FtM-29-SPC.

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

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INNOVA HOLDINGS, INC.


Date: December 14, 2004                By: /s/ Walter K. Weisel
                                           -------------------------------------
                                           Walter K. Weisel
                                           President and Chief Executive Officer

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